 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 2, 2020

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.     REGULATION FD DISCLOSURE

As previously announced on April 17, 2020, DICK’S Sporting Goods, Inc. (the “Company”) closed on the issuance and sale of its 3.25% Convertible Senior Notes due 2025 (the “Notes”) and the privately negotiated convertible note hedge transactions entered into in connection with the issuance of the Notes (the “Convertible Note Hedge Transactions”). At that time, the Company provided an illustrative table of the potential dilutive impact of the Notes and the Convertible Note Hedge Transactions at the initial conversion rate, assuming various hypothetical quarterly average market prices of the Company’s common stock. The initial conversion rate has since been adjusted pursuant to the terms of the Notes and Convertible Note Hedge Transactions to account for cash dividends made by the Company, and the Company has provided an updated illustration of the potential dilutive impact using the adjusted conversion rate that is attached hereto as Exhibit 99.1 and that may also be found on the Company’s website at https://investors.dicks.com/investor-relations.

Going forward, the Company will post any updates or changes to this illustration resulting from adjustments to the conversion rate solely on its website at https://investors.dicks.com/investor-relations promptly following any such adjustments.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, and information included on the Company’s website, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Illustrative Table of Potential Dilutive Impact of Convertible Senior Notes due 2025 and Call Spread

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: October 2, 2020	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Illustrative Table of Potential Dilutive Impact of Convertible Senior Notes due 2025 and Call Spread